UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2006

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia     30309

(Address of principal executive offices)    (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 15, 2006, EarthLink, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Covad Communications Group, Inc. (“Covad Group”)  and Covad Communications Company, a wholly-owned subsidiary of Covad (“Covad Operating” and, together with Covad Group, “Covad”), pursuant to which the Company agreed to purchase from Covad (i) an aggregate of 6,134,969 shares of common stock, $0.001 par value per share (“Common Stock”), of Covad Group for an aggregate purchase price of $10,000,000 and (ii) $40,000,000 aggregate principal amount of a 12% Senior Secured Convertible Note due 2011 (the “Note”). Copies of the Purchase Agreement and the form of Note are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

In connection with the entry into the Purchase Agreement, Covad Group also agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Company whereby Covad Group is obligated to register all of the shares of Common Stock issued pursuant to the Purchase Agreement and the shares of Common Stock issuable upon conversion of the Note. A copy of the form of Registration Rights Agreement is attached hereto as Exhibit 10.3, and incorporated herein by reference.

Also in connection with the Purchase Agreement, Covad agreed to enter into a Security Agreement for the benefit of the Company (the “Security Agreement”). The Security Agreement provides that Covad grant the Company a security interest in certain of its property to secure its obligations to the Company under the Note. A copy of the form of Security Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Also in connection with Purchase Agreement, the Company and Covad Operating agreed to enter into a commercial agreement for Voice over Internet Protocol (VOIP) services.

Item 7.01 Regulation FD Disclosure

On March 16, 2006, the Company issued a press release announcing the execution of the Purchase Agreement and other related documents, which is being furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
10.1	Purchase Agreement, by and among EarthLink, Inc., Covad Communications Group, Inc. and Covad Communications Company dated as of March 15, 2006.
10.2	Form of 12% Senior Secured Convertible Note due 2011 issued by Covad Communications Group, Inc. and Covad Communications Company.
10.3	Form of Registration Rights Agreement, by and between EarthLink, Inc. and Covad Communications Group, Inc.
10.4	Form of Security Agreement, by Covad Communications Group, Inc. and Covad Communications Company for the benefit of EarthLink, Inc.
99.1	Press Release issued by EarthLink, Inc. and Covad Communications Group, Inc. on March 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
(Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: March 21, 2006

Exhibit Index

Exhibit No.	Description
10.1	Purchase Agreement, by and among EarthLink, Inc., Covad Communications Group, Inc. and Covad Communications Company dated as of March 15, 2006.
10.2	Form of 12% Senior Secured Convertible Note due 2011 issued by Covad Communications Group, Inc. and Covad Communications Company.
10.3	Form of Registration Rights Agreement, by and between EarthLink, Inc. and Covad Communications Group, Inc.
10.4	Form of Security Agreement, by Covad Communications Group, Inc. and Covad Communications Company for the benefit of EarthLink, Inc.
99.1	Press Release issued by EarthLink, Inc. and Covad Communications Group, Inc. on March 16, 2006.